Exhibit 99.2

STABLECOINX INC. INVESTOR PRESENTATION JULY 2025

Disclaimer 2 Disclaimers and Other Important Information This presentation (this “Presentation”) is being furnished solely to recipients that are “qualified institutional buyers” as defined in Rule 144 A of the Securities Act of 1933 , as amended (the “Securities Act”), or institutional “accredited investors” (as defined in Rule 506 of Regulation D) (any such recipient, together with its subsidiaries and affiliates, the “Recipient”) by TLGY Acquisition Corp . (“TLGY”), StablecoinX Assets Inc .. (“OpCo”), and StablecoinX Inc . (“Company” or “Pubco” and together with TLGY and OpCo, the “Parties”) solely for informational purposes of considering the opportunity to participate in the proposed private offering of shares (the “Equity PIPE Offering”) in connection with a potential business combination among the Parties and related transactions (the “Merger” and together with a proposed private offering of shares, the “Transactions” or the “Business Combination”) . By reading this Presentation, the Recipient will be deemed to have agreed to the obligations and restrictions set out below . This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction, in connection with the Transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction . This Presentation does not constitute either advice or a recommendation regarding any securities . Any offer to sell securities pursuant to the Equity PIPE Offering will be made only pursuant to a definitive subscription agreement and related documentation and will be made in reliance on an exemption from registration under the Securities Act for offers and sales of securities that do not involve a public offering . Any other solicitation or offering of securities shall be made only by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom . The Parties reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason, or for no reason . The communication of this Presentation is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . The Recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the Recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . The Class A ordinary shares to be issued in the Equity PIPE Offering have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act . No representations or warranties, express or implied, are given in, or in respect of, this Presentation . This Presentation is subject to updating, completion, revision, verification and further amendment . None of the Parties or their respective affiliates has authorized anyone to provide interested parties with additional or different information . No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation or determined if this Presentation is truthful, accurate or complete, and it is an offense to claim otherwise . None of TLGY, the Company or Pubco nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, members, directors, officers , employees, advisers or agents (collectively, “Representatives”) makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein or any other written, oral or other communications transmitted or otherwise made available to the Recipient in the course of its evaluation of the Transactions, and nothing contained herein shall be relied upon as a promise or representation whether as t o t he past or future performance . To the fullest extent permitted by law, none of the Parties nor any of their Representatives shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . In addition, the information contained herein does not purport to contain all of the information that may be required to evaluate the Transactions . The information contained in this Presentation is provided as of the date hereof and may change, and none of the Parties nor any of their Representatives undertakes any obligation to update such information, including in the event that such information becomes inaccurate or incomplete . The general explanations included in this Presentation cannot address , n or is intended to address, your specific investment objectives, financial situations or financial needs . Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with any Par ty or their respective Representatives, as investment, legal or tax advice . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of the Parties and each of the Transactions . Recipients of this Presentation should read the definitive documents for the Equity PIPE Offering or any other Transaction and make their own evaluation of the Parties and the Equity PIPE Offering or any other Transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . You are urged to request any additional information you may consider necessary or desirable in making an informed investment decision . You (and your Representative, if any) are invited, prior to the entry into any definitive documentation with respect to the Equity PIPE Offering or the consummation of any other Transaction, to ask questions of, and receive answers from, the Parties concerning the Transactions and to obtain additional information regarding the Transactions, to the extent the same can be acquired without unreasonable effort or expense, in order to verify the accuracy of the information contained herein .

Disclaimer (cont’d) 3 Confidentiality This information is being distributed to you on a confidential basis . By receiving this information, you and your affiliates and Representatives agree to maintain the confidentiality of the information contained herein . Without the express prior written consent of each of the Parties, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of the Parties and the Transactions or (iv) provided to any person except your employees and advisors with a need to know who are advised of the confidentiality of the information . This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof . Forward - Looking Statements This Presentation (and any oral statements regarding the subject matter of this Presentation) contains certain forward - looking statements within the meaning of the U . S . federal securities laws with respect to the Parties and the Transactions, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Pubco, the Company, the Transactions and statements regarding the anticipated benefits and timing of the completion of the Transactions, the assets to be held by the Company, the price and volatility of ENA, ENA’s growing prominence as a digital asset, and as the foundation of a new financial system, Pubco's listing on an applicable securities exchange, the macro and political conditions surrounding digital assets, planned business strategy including Pubco's ability to grow its shareholders’ ownership of ENA over time, plans and use of proceeds, objectives of management for future operations of the Company, expected operating costs of Pubco and its subsidiaries, the upside potential and opportunity for investors including insulation from movement in the price of ENA and participation in the Equity PIPE Offering or any future equity offering, Pubco and the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Transactions, the satisfaction of closing conditions to the Transactions and the level of redemptions of TLGY’s public shareholders, and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts . These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions . Forward - looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including, but not limited to : the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of TLGY’s securities ; the risk that the Merger may not be completed by TLGY’s business combination deadline ; the failure by the Parties to satisfy the conditions to the consummation of the Merger, including the approval of TLGY’s shareholders, or the Equity PIPE Offering ; failure to realize the anticipated benefits of the Transactions ; the level of redemptions of TLGY’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Class A ordinary shares of TLGY or the shares of Class A common stock of Pubco ; the lack of a third - party fairness opinion in determining whether or not to pursue the Merger ; the failure of Pubco to obtain or maintain the listing of its securities on any stock exchange on which Pubco's Class A Common Stock will be listed after closing of the Merger ; costs related to the Transactions and as a result of becoming a public company ; changes in business, market, financial, political and regulatory conditions ; risks relating to Pubco’s anticipated operations and business, including the highly volatile nature of the price of Bitcoin ; the risk that Pubco’s stock price will be highly correlated to the price of ENA and the price of ENA may decrease between the signing of the definitive documents for the Transaction and the closing of the Transactions or at any time after the closing of the Transactions ; risks related to increased competition in the industries in which Pubco will operate ; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding ENA and digital assets generally ; risks relating to the treatment of crypto assets for U . S . and foreign tax purposes ; risks that after consummation of the Merger, Pubco experiences difficulties managing its growth and expanding operations ; the risks that growing Pubco’s validator business could be difficult ; challenges in implementing its business plan including Ethena - related infrastructure services, due to operational challenges, significant competition and regulation ; being considered to be a “shell company” by any stock exchange on which the Pubco Class A Common Stock will be listed or by the SEC, which may impact the ability to list Pubco's Class A common stock and restrict reliance on certain rules or forms in connection with the offering, sale or resale of securities ; the outcome of any potential legal proceedings that may be instituted against the Company, TLGY, Pubco or others following announcement of the Merger ; and those risk factors discussed in documents of Pubco, the Company, or TLGY filed, or to be filed, with the Securities and Exchange Commission (“SEC”) . The foregoing list of risk factors is not exhaustive . You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the final prospectus of TLGY dated and filed with the SEC on December 2 , 2021 , TLGY’s Quarterly Reports on Form 10 - Q, TLGY’s Annual Report on Form 10 - K filed with the SEC and the registration statement on Form S - 4 and proxy statement/prospectus that will be filed in connection with the Transactions, and other documents filed by TLGY and Pubco from time to time with the SEC, as well as the list of risk factors included in Annex A hereto . These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . There may be additional risks that neither TLGY or Pubco presently know or that TLGY and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements .

Disclaimer (cont’d) 4 Forward - Looking Statements (cont’d) Forward - looking statements speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and none of the Parties or any of their Representatives assumes any obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . None of the Parties or any of its Representatives gives any assurance that any of TLGY, the Company or Pubco will achieve its expectations . The inclusion of any statement in this presentation does not constitute an admission by Pubco or TLGY or any other person that the events or circumstances described in such statement are material . Industry and Market Data This Presentation has been prepared by the Parties and their Representatives and includes market data and other statistical information from third - party industry publications and sources as well as from research reports prepared for other purposes . Although the Parties believe these third - party sources are reliable as of their respective dates, none of the Parties or any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness . Some data are also based on the Parties’ good faith estimates, which are derived from both internal sources and the third - party sources . None of the Parties or their Representatives make any representation or warranty with respect to the accuracy of such information . The Parties expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein . Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by TLGY or Pubco, or any other report or document to be filed by Pubco following completion of the Merger with the SEC . Trademarks and Intellectual Property All trademarks, service marks, and trade names of any Party or their respective affiliates used herein are trademarks, service marks, or registered trade names of such Party or its respective affiliate, respectively, as noted herein . Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any Party, or an endorsement or sponsorship by or of any Party . Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any Party or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names . Additional Information and Where to Find It In connection with the Merger, TLGY and Pubco intend to file relevant materials with the SEC, including a registration statement on Form S - 4 , which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus . A proxy statement/prospectus will be sent to all TLGY shareholders . TLGY will also file other documents regarding the Transactions with the SEC . Before making any voting or investment decision, investors, shareholders and other interested persons of TLGY are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Transactions carefully and in their entirety as they become available because they will contain important information about the Transactions . Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TLGY through the website maintained by the SEC at www . sec . gov . The documents filed by TLGY and Pubco with the SEC also may be obtained free of charge, once available, on the SEC’s website at www . sec . gov or by directing a request to : TLGY Acquisition Corp . , Inc . , 200 East 94 th Street, # 2109 , New York, NY 10128 ; e - mail : ir@tlgycpc . com, or upon written request to OpCo . , via email at info@stablecoinx . com, respectively . Participants in Solicitation TLGY, Pubco, the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from TLGY’s shareholders in connection with the Merger . A list of the names of such directors and executive officers, and information regarding their interests in the Merger and their ownership of TLGY’s securities are, or will be, contained in TLGY’s filings with the SEC . Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of TLGY’s shareholders in connection with the Merger, including and the names and interests of the Company and Pubco’s directors and executive officers, will be set forth in the proxy statement/prospectus on Form S - 4 for the Merger, which is expected to be filed by Pubco and TLGY with the SEC . You may obtain free copies of these documents as described in the preceding paragraph .

EXECUTIVE SUMMARY Introducing StablecoinX Inc. (“StablecoinX” or the “Company”) - StablecoinX is expected to be a NASDAQ - listed public market proxy for stablecoins, tokenization and DeFi via the Ethena Foundation (“Ethena”) ecosystem - Company will generate validator and other income by staking Ethena’s governance token, ENA - Purchase locked - ENA tokens from Ethena and secondary market at discount to spot price - Long - term agreement with Ethena to ensure access to future discounted token sales - Enables StablecoinX to create value even at < 1.0x multiple of Net Asset Value (“mNAV”) - Combines token appreciation with ENA/share growth through validator income The Ethena Ecosystem – Powering the Future of Finance - A leading DeFi protocol on Ethereum, issuing USDe and USDtb stablecoins - USDe: the fastest growing and 3 rd largest digital dollar - USDtb: the 8 th largest stablecoin primarily backed by Blackrock’s BUIDL 1,2 - Second fastest protocol to $100 million revenue 3 Investment Opportunity - StablecoinX expects to offer a unique investment opportunity, standing alongside Circle (CRCL) as the only other company providing pure - play exposure to the growth of stablecoins (1) Source: DefiLlama.com as of July 20, 2025. (2) Source: https://cryptoslate.com/blackrocks - buid l - nears - 3b - registers - 3x - increase - in - less - than - 90 - days/ . (3) Source: https://mirror.xyz/0x29a99F7Fe080F72223dAd48D5E1E86670a984326/zM601bYC8Tqhh2Yg5JbWdbwUVFSDBV_aV7ipxHoOFvM . 5

TODAY’S SPEAKERS Young Cho CEO of TLGY Acquisition 6 - 27 years experience across fixed income, private credit, and crypto - Previously CFO of Hedera Hashgraph and CIO of Abra - Previously Executive Director at UBS Credit Trading and Director at Citi Special Situations Group Guy Young Founder & CEO of Ethena - 7 years experience across investment banking, hedge fund, private equity investment roles - Prior to founding Ethena, spent 6 years at Cerberus Management (which has $65bn in AUM) 1 investing in financial services businesses across the capital structure Ted Chen Sponsor to TLGY Acquisition - 18 years experience across investment banking, research, and hedge fund investment roles - Founder and CIO of Carnegie Park Capital LLC, a NY - based asset manager that has co - sponsored 20 SPAC vehicles - Previously Portfolio Manager and Partner at Water Island Capital LLC and Managing Director at Jefferies LLC (1) Source: https://www.cerberus.com/ as of July 20, 2025.

TABLE OF CONTENTS 1. Stablecoins: An Overview 2. Introduction to Ethena 3. Investment Opportunity Overview 7

STABLECOINS: AN OVERVIEW 8

The Stablecoin Supercycle 1 2 1 (1) Source: https://app.rwa.xyz/stablecoins June 11, 2025. (2) Source: Based on stablecoin supply from https://app.rwa.xyz/ divided by M2 supply data from St. Louis Fed. Data as of as of June 11, 2025. (3) Source: StablecoinX based on average of BCG, Citi, ParaFi, Standard Chartered, and Ark Invest 2030 stablecoin supply predictions of $2.4T, $1.6T, $2.1%, $2.0T (2028), and $1.4T respectively. Significant growth… Driven by increasing adoption… But still very early A $1.9 Trillion Opportunity by 2030 3 9

THE MOST IMPORTANT GROWTH STORY IN FINANCE June 10 May 22 April 25 January 31 June 6 June 5 A friendlier regulatory regime is increasing demand for stablecoins across banks, fintechs, and payment giants, as seen in Circle’s successful IPO 10

STABLECOINS: A U.S. GOVERNMENT PRIORITY “We are going to keep the U.S. the dominant reserve currency in the world, and we will use stablecoins to do that.” - Scott Bessent, U.S. Treasury Secretary (1) Source: https://www.ark - invest.com/articles/analyst - research/stablecoins - as - a - us - financial - ally . (2) Source: https://a16zcrypto.com/posts/article/stablecoins - data - users - onboarding/ . Based on latest reported figures as of 5/31/2025. In only a decade, stablecoin issuers have grown to become a top 20 holder of U.S. debt With central bank appetite for U.S. debt decreasing, stablecoin issuers are more impt. than ever 1 2 11

"ROOM-TEMPERATURE SUPERCONDUCTORS" FOR MONEY

- Stablecoins make money open, instant, frictionless, and borderless
- Stablecoins now rival the world's largest payment networks in transaction volume

Total Transaction Volume, Last 12 Months[1]


$1.7T
$13T
$33T
$88T
PayPal
Visa
Stablecoins
ACH

> **Stablecoins: Room-temperature superconductors for financial services**
> Stablecoins have four important properties relative to the status quo. They make money movement cheaper, they make money movement faster, they are decentralized and open-access (and thus globally available from day one), and they are programmable. Everything interesting follows from these characteristics.[2]

stripe

> We believe stablecoins represent a payment innovation that has the potential to expand access to secure, reliable, and convenient payments to more people in more places.[3]

VISA

(1) Source: https://a16zcrypto.com/posts/article/stablecoins-data-users-onboarding/. Based on latest reported figures as of 5/31/2025.
(2) Source: https://assets.stripeassets.com/fzn2n1nzq965/2pt3yIHthraqR1KwXgr98U/df10795aac0205789956c89e0dfc4f1a/Stripe-annual-letter-2024.pdf.
(3) Source: https://x.com/FireblocksHQ/status/1837040872904609995.

12

(1) Source: StablecoinX Inc. based on average of BCG, Citi, ParaFi, Standard Chartered, and Ark Invest 2030 stablecoin supply predictions of $2.4T, $1.6T, $2.1%, $2.0T (2028), and $1.4T respectively.. (2) Source: ParaFi 2030 Predictions - https://youtu.be/yx0uGO4XZ28?t=1277 . (3) Note: 9% of US M2 Supply is less than the 10% that Standard Chartered projects: https://www.coindesk.com/markets/2024/11/29/stablecoins - could - grow - to - 10 - of - u - s - money - supply - standard - chartered - and - zodia - market s . Stablecoin Supply Stablecoin User Market Opportunity (2017 - 2025) Stablecoin market cap reached $246 billion in May 2025, with a projected value of $1.9 trillion by 2030 1 Despite significant growth, stablecoin users still represent only 3% of the addressable market 2 SIGNIFICANT GROWTH OPPORTUNITY EXPECTED Reaching $1.9T 1 in Stablecoin Supply Represents a 45% CAGR and 9% 3 of US M2 Money Supply by 2030 13

…ESPECIALLY FOR YIELD-BEARING STABLECOINS

- Driven by interest-rate sensitive cash holders, yield-bearing stablecoins, just 3%[1] of all stablecoins today, stand to benefit from overall stablecoin expansion while capturing an outsized share of future growth


JPMorgan
JPMorgan Sees Yield-Bearing Stablecoins Growing From 6% to 50% of Market Share
THE BLOCK
March 27

Yield-Bearing Stablecoin TAM Opportunity


$1.9T
$1.9T
$1.9T
$57B
3%
$625B
28%
$950b
50%
No Market Share Expansion[2]
Staked Ethereum Proxy[3]
JP Morgan Yield-Bearing Stable Projection[4]

(1) Source: https://blog.cex.io/ecosystem/stablecoin-landscape-34864.
(2) Source: StablecoinX. Assumes total stablecoin supply of $1.9T and yield-bearing share of total stablecoin supply remains at 3%.
(3) Source: StablecoinX. Assumes total stablecoin supply of $1.9T and yield-bearing share of total stablecoin market increases to 28%, equal to the percentage of ETH staked vs. supply of ETH as reported by https://dune.com/queries/1933048/3188490.
(4) Source: StablecoinX. Assumes total stablecoin supply of $1.9T and yield-bearing share of total stablecoin market increases to 50%, equal to the highest percentage JPM believes yield-bearing stablecoins will represent as reported by https://www.theblock.co/amp/post/348449/jpmorgan-yield-bearing-stablecoins-growth.

14

INTRODUCTION TO ETHENA Enabling Internet Money 15

ETHENA SITS AT THE CORE OF STABLECOIN GROWTH

STABLECOINS

- Issuer of USDe, the 3rd largest digital dollar after USDT & USDC[1]
- Issuer of USDtb, the 8th largest stablecoin backed by BlackRock's BUIDL token[2]
- Stablecoins expected to be a $1.9 trillion TAM by 2030[3]

TOKENIZED ASSETS

- Ethena and BlackRock-backed tokenization partner, Securitize, to launch blockchain for digital dollars and other tokenized assets



"Every stock, every bond, every fund—every asset—can be tokenized"
Larry Fink, CEO of BlackRock

(1) Source: DefiLlama.com as of July 20, 2025.
(2) Source: https://cryptoslate.com/blackrocks-buidl-nears-3b-registers-3x-increase-in-less-than-90-days/.
(3) Source: StablecoinX based on average of BCG, Citi, ParaFi, Standard Chartered, and Ark Invest 2030 stablecoin supply predictions of $2.4T, $1.6T, $2.1%, $2.0T (2028), and $1.4T respectively.

16

ETHENA AT A GLANCE Ethena Labs: 3 rd largest issuer of digital dollars behind Tether (USDT) and Circle (USDC), and leading issuer of both fiat backed stablecoins and crypto - native digital dollars 1 (1) Source: DefiLlama.com as of July 20, 2025. (2) Note: While USDtb is issued by a third party, Ethena Labs created the architecture enabling USDtb and manages the issuance and redemption of USDtb under a services agreement with the issuer. 17

USDe: FASTEST USD ASSET TO $5B SUPPLY


USDe
DAI
USDC
USDT
$5 B
$4 B
$3 B
$2 B
$1 B
$0
250
500
750
1000
1250
1500
1750
NUMBER OF DAYS

Source:
https://mirror.xyz/0x29a99F7Fe080F72223dAd48D5E1E86670a984326/zM601bYC8Tqhh2Yg5JbWdbwUVFSDBV_aV7ipxHoOFvM.

18

SECOND FASTEST PROTOCOL TO $100M


PUMP.FUN
217
ENA
251 DAYS
CVX
306
CAKE
325
AERO
338
CRV
350
SUSHI
546
DYDX
588
MKR
777
LDO
1049
GMX
1062
AXIE
1067
OPENSEA
1112
SNX
1161
AAVE
1286
ENS
1645
SOURCE: TOKEN TERMINAL, DEFI LLAMA, SYNCRACY

Source:
https://mirror.xyz/0x29a99F7Fe080F72223dAd48D5E1E86670a984326/zM601bYC8Tqhh2Yg5JbWdbwUVFSDBV_aV7ipxHoOFvM.

19

USDe: Digital Dollar With Native Yield Overview of USDe - Fully collateralized with delta - neutral basis positions - Pegged 1:1 to USD, offering stability without reliance on traditional banking 1 - Launched February 2024, with a circulating supply of ~6.0B tokens as of July 2025 2 How it Works - Maintains USD peg via delta - neutral hedging of crypto assets - Underlying collateral earns income from staking and funding rates / futures basis spreads from short positions - Collateral held in on - chain, institutional - grade “Off - Exchange Settlement” solutions minimizing counterparty risk How it is Used - Medium of exchange in DeFi : trading pairs on DEXs, lending & borrowing on platforms like Aave - Cross - chain utility : integrated on 20+ chains 3 (e.g., TON, Hyperliquid) for trading, collateral, derivatives, liquidity and payments - Cross - border transactions : fast, secure transfers without traditional banking systems - Staking for passive income : USDe can be staked to receive sUSDe, which receives rewards derived from the underlying collateral positions (19% APY in 2024) 4 (1) Note: 1:1 parity and 1:1 redeemability for USD value are not guaranteed. Please refer to the risk factors, terms, and other documentation available at https://docs.ethena.fi/ for more information. (2) Source: DefiLlama.com as of July 20, 2025. (3) Source: https://defillama.com/stablecoin/ethena - usde . (4) Source: https://ethena.fi/ as of July 20, 2025. 6.0B Circ Supply 1 20

USDtb: Fiat-Backed Digital Dollar

1.5B
Circ Supply[1]

- **Overview of USDtb**
  - Fiat-backed (via BlackRock's BUIDL, a tokenized money market fund) stablecoin launched by Ethena Labs in December 2024
  - **Circulating supply of ~1.5B** as of June 2025[1]

- **How it Works**
  - Maintains USD peg through cash or cash-equivalent reserves, with 90% allocated to BUIDL for high stability and liquidity
  - Operates on-chain with direct mint and redeem mechanisms

- **How it is Used**
  - **DeFi integration:** Used for trading, lending, and borrowing on platforms like Aave's Ethereum Core market
  - **Margin collateral:** Serves as an alternative collateral option for trading on centralized exchanges
  - **Cross-chain transactions**: Enables fast, unrestricted transfers across supported networks for payments and settlements
  - **Backup asset for USDe:** Supports Ethena's flagship dollar asset by serving as an alternative reserve asset during market volatility

Ethena

SECURITIZE

BUIDL BlackRock

(1) Source: DefiLlama.com as of July 20, 2025.

21

BLOCKCHAIN FOR STABLECOINS AND TOKENIZED ASSETS Chain Overview - Partnership between Ethena and BlackRock’s tokenization partner, Securitize - Purpose - built settlement layer for tokenized assets and DeFi - Securitize will issue existing and future tokenized assets Opportunity for Ethena - Drives demand for USDe, USDtb as collateral for tokenized assets on DeFi applications - Beneficiary of onboarding institutional flows of capital to crypto Positions Ethena as the settlement layer for tokenized assets, a $12 trillion market by 2030 1 (1) Source: Assumes $10B RWA market per https://cointelegraph.com/news/rwa - tokenization - sector - 50x - growth - 2030 - report plus $1.9T projected supply of stablecoins based on average of BCG, Citi, ParaFi, Standard Chartered, and Ark Invest 2030 stablecoin supply predictions of $2.4T, $1.6T, $2.1%, $2.0T (2028), and $1.4T respectively. 2025 Launch 22

Blockchain Integrations BEST - IN - CLASS ECOSYSTEM Ethena has achieved best - in - class distribution through one of the deepest ecosystems for any stablecoin startup, achieving partnerships with CeFi, DeFi, and real - world platforms to expand USDe’s accessibility, liquidity, and revenue - generating potential (1) Source: https://defillama.com/stablecoin/ethena - usde . DeFi Other Partners Exchange Partners & Listings +20 other networks 23

TELEGRAM & TON: ACCESSING 1B+ USERS Announced in April 2025, the partnership represents one of Ethena’s highest - potential distribution avenues Telegram offers global distribution across over 1 billion users 1 , with presence in emerging economies in Asia, Africa, and Latin America, where USD can be preferred to local currency Users can now benefit from a globally accessible USD savings vehicle via Ethena (1) Source: https://t.me/durov/404 . 2025 Launch 24

ETHENA INVESTORS 25

INVESTMENT OPPORTUNITY OVERVIEW 26

INVESTMENT THESIS ENA is The Only Way To Gain Exposure to Ethena and its Leading Position in the Stablecoin Ecosystem - Ethena is driving innovation in stablecoins, tokenized assets via Converge, and DeFi payment rails, positioning it as a cornerstone of the next - generation financial ecosystem - The global stablecoin market is projected to grow, with Ethena’s products well positioned for adoption in DeFi and Traditional Finance (TradFi) - Ownership of ENA, Ethena’s governance token, provides access to a high - growth blockchain ecosystem, including stablecoin adoption, tokenization, and institutional capital flows into crypto StablecoinX Expected to Provide Shareholders with Unique Exposure to Ethena’s Growth - StablecoinX’s long - term Collaboration Agreement with Ethena will provide for favorable locked ENA purchases, enhancing ENA per share growth - Operating validator nodes for the upcoming Converge network will further enhance StablecoinX’s ability to accumulate ENA without shareholder dilution - StablecoinX is more than a simple treasury accumulator; it is a strategic partner to Ethena. This partnership ensures deep alignment and priority access to future growth opportunities, which will be enhanced by Ethena’s designated seat on StablecoinX’s board and representation on its Investment Committee at closing 27

THE ENA OPPORTUNITY (1) Note: Subject to future Ethena Protocol governance approval. 28

THE STABLECOINX FLYWHEEL 2 3 4 5 1 (1) Capital Markets Activity - Issuing equity initially at 1.0x+ mNAV is accretive to shareholders if purchasing ENA at spot - Depending on discount, purchasing discounted ENA can be accretive to shareholders even at mNAVs below 1.0x (2) Accumulate ENA via Purchases - Collaboration Agreement with Ethena to provide opportunity discounted ENA directly from the Foundation - Additional opportunity to acquire discounted ENA at opportunistic prices from existing owners looking for liquidity - When trading above 1.0x mNAV, outright purchases of ENA at spot (3) Compound ENA via Staking - Grow ENA per share via staking rewards and transaction fees - Discounted ENA offers higher effective yields akin to OIDs on fixed income products (4) Drive ENA Appreciation via Education - Drive token appreciation through public advocacy and education - Increase StablecoinX and Ethena visibility through sell - side research coverage and investor conferences - Broaden Ethena’s capital raising opportunities by bringing TradFi demand on - chain (5) Enhance Valuation Multiple - Drive the expansion of mNAV multiple by delivering token appreciation with ENA per share growth 29

MERGER OVERVIEW • TLGY Acquisition Corp. (OTC: TLGYF, “TLGY”) to combine with StablecoinX Assets Inc. (“OpCo”) with the resulting company to be called StablecoinX Inc. (the “Merger”). • OpCo shareholders expected to own ~1.8% of the Company at closing, assuming no redemptions from TLGY’s public shareholders 1 • At Closing, Class A Common Stock of StablecoinX Inc. (“StablecoinX”), the combined company, is expected to trade under the ticker “USDE”. Merger Structure • To support the transaction, the Ethena Foundation (“Ethena”) has entered into a Collaboration Agreement with TLGY whereby Ethena will provide StablecoinX with a Right - of - Participation for any future broadly marketed discounted token sale. • OpCo to purchase $260M worth of ENA tokens from Ethena at a 30% discount to ENA’s Fair Value (30 - day VWAP) on transaction announcement. • To minimize dilution, TLGY’s sponsors will forfeit ~70% of the Founder Shares and 100% of their Private warrants in exchange for long - term earnout shares. Transaction Support • StablecoinX’s board is expected to include 5 directors of which 1 director will be appointed by the Ethena Foundation and 1 director will be appointed by OpCo, all to be named prior to closing of the Merger. • Young Cho, current CEO of TLGY and OpCo, will serve as CEO of StablecoinX. The remaining management team will be determined prior to close of the Merger. Management & Board • $363M in committed PIPE financing (the “PIPE Financing”) including $60M anchored from Ethena • Funding of cash PIPE proceeds is expected to occur on the announcement date with the Closing and issuance of shares contingent upon the closing of the Merger. • Cash proceeds to immediately fund purchases of ENA from Ethena described above, which will be held in a custodial account until the closing of the Merger. • Total shares issued in the PIPE Financing will flex based on ENA price performance to peg an mNAV of 0.76x at ~$10.00/share regardless of ENA price movement. Financing • Assuming $363M in PIPE commitments, no redemptions, estimated transaction expenses of $2.5M, the acquisition of ENA from Ethena at a ~30% discount to ENA Fair Market Value, and an additional $60M of ENA contributed at a 30% discount from Ethena, the transaction values StablecoinX at ~0.76x mNAV. 1 Valuation 30 (1) Based on $10.00 per share, $2.5M in estimated transaction expenses, no redemptions and assumes ENA Fair Market Value (30 - day VWAP) at Start and End of $0.3008, resulting in total PIPE shares of 36.3M. Actual PIPE shares issued will flex based on ENA price performance from announcement to closing. Through the issuance or reduction of PIPE shares, the transaction will peg an mNAV of 0.76x at ~$10.00/share.

TRANSACTION SUMMARY

Capital Raise Overview	
PIPE Issuer	StablecoinX Assets Inc. ("Opco")
Exchange	Nasdaq
Capital Raise Type	Equity PIPE
Size	$363M of gross proceeds. $60M to consist of contribution from the Ethena Foundation at a 30% discount to fair value at signing
Equity PIPE Terms	$10.00 per Class A share[1] (the "PIPE Shares")
Implied PIPE mNAV	0.76x mNAV[2]
Use of Proceeds	Primarily to purchase ENA, additional use includes working capital, transaction costs, and general corporate purposes
Lock-Up	There is no lock-up for PIPE Investors. OpCo and Sponsor shareholders have their shares locked-up for 6 months post Merger
Registration Rights	Commercially reasonable efforts to have the PIPE Shares registered on the Form S-4 registration statement and otherwise to register the PIPE Shares on a Form S-1 to be filed after closing

Sources[2]	
OpCo Equity Roll-Over	$7.0M
TLGY Trust Account	$5.9M
Equity PIPE Financing	$363.1M
Sponsor Equity Roll-Over	$17.6M
Total	**$393.6M**

Uses	
Rollover Equity	$24.6M
ENA Bought from Ethena	$265.3M
ENA Contributed In-Kind	$101.2M
Est. Transaction Fees	$2.5M
Total	**$393.6M**

Pro Forma Economic Ownership[2]

	Shares (M)	% Own.
1. OpCo Shareholders	0.7	1.8%
2. TLGY Public Shareholders	0.5	1.2%
3. TLGY Sponsor Shareholders	1.8	4.5%
4. Ethena Foundation	6.0	15.3%
5. PIPE Shareholders	30.3	77.2%
Total	**39.3**	**100.0%**


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(1) Note: OpCo Class A Common Shares will be exchanged for one Class A common share of StablecoinX at closing, each of which is expected to be entitled to 0 votes/share. StablecoinX's Class B shares are expected to be entitled to 1 vote/share.
(2) Based on $10.00 per share, $2.5M in estimated transaction expenses, no redemptions and assumes ENA Fair Market Value (30-day VWAP) at Start and End of $0.3008, resulting in total PIPE shares of 36.3M. Actual PIPE shares issued will flex based on ENA price performance from announcement to closing. Through the issuance or reduction of PIPE shares, the transaction will peg an mNAV of 0.76x at ~$10.00/share.

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0.8x 10.8x 5.0x 3.2x 2.1x 1.9x 3.4x 2.9x 1.3x 2.2x 20.9x 8.5x NAKA ASST 3350 JP CEP MSTR HODL CN DFDV UPXI SBET TRON HYPD mNAV Multiple StablecoinX 1 Source: TLGY Acquisition Corp. and company public filings. Data as of July 20, 2025. (1) Based on $10.00 per share, $2.5M in estimated transaction expenses, no redemptions and assumes ENA Fair Market Value at Start and End of $0.3008, resulting in total PIPE shares of 36.3M. Actual PIPE shares issued will flex based on ENA price performance from announcement to closing. Through the issuance or reduction of PIPE shares, the transaction will peg an mNAV of 0.76x at ~$10.00/share. ATTRACTIVE VALUATION Attractive valuation relative to select publicly traded comparable peers BTC SOL ETH 32 TRON HYPE

Risks Related to the Business and ENA Strategy of Pubco  Pubco’s principal asset will be ENA . ENA is a highly volatile asset, and Pubco’s operating results may significantly fluctuate, including due to the highly volatile nature of the price of ENA and erratic market movements .  Due to Pubco’s limited operating history and the concentration of ENA holdings, it will be difficult to evaluate Pubco’s business and future prospects, and Pubco may not be able to achieve or maintain profitability in any given period .  Pubco will operate in a highly competitive environment and will compete against other companies and other entities with similar strategies, including companies with significant holdings in ENA and other digital assets, and Pubco’s business, operating results, and financial condition may be adversely affected if Pubco is unable to compete effectively .  The emergence or growth of other digital assets, including those with significant private or public sector backing, including by governments, consortiums or financial institutions, could have a negative impact on the price of ENA and adversely affect Pubco’s securities .  Pubco’s ENA holdings will be less liquid than its cash and cash equivalents and may not be able to serve as a source of liquidity for Pubco.  Pubco will face risks relating to the custody of ENA . If Pubco or third - party service providers experience a security breach or cyberattack and unauthorized parties obtain access to Pubco’s ENA, Pubco may lose some or all of its ENA and Pubco’s financial condition and results of operations could be materially adversely affected .  Pubco’s ENA acquisition strategy exposes Pubco to risk of non - performance of counterparties, including in particular risks relating to Ethena, including as a result of the inability or refusal of a counterparty to perform because of a deterioration in the relationship between Pubco and such counterparty or the counterparty’s financial condition and liquidity or for any other reason .  ENA and other digital assets are novel assets, which will expose Pubco to significant legal, commercial, regulatory and technical uncertainty, which could materially adversely affect Pubco’s financial position, operations and prospects .  The regulatory regime for digital assets in the U.S. is uncertain. Pubco may be unable to effectively react to proposed legislation and regulation of digital assets, which could adversely affect its business.  ENA’s status as a “security” in any relevant jurisdiction, as well as the status of ENA - related products and services in general is subject to a high degree of uncertainty and if Pubco is unable to properly characterize such product or service offering, Pubco may be subject to regulatory scrutiny, inquiries, investigations, fines and other penalties, which may adversely affect Pubco’s business, operating results, and financial condition .  Regulatory changes classifying ENA as a “security” could lead Pubco to be classified as an “investment company” under the Investment Company Act of 1940 , as amended, and could adversely affect the market price of ENA and the market price of the Common Shares of Pubco .  Our mission will be to accelerate ENA adoption and ENA literacy at both institutional and retail levels . We have not previously engaged in the business of online learning programs and educational content, and growing these operations could be difficult for us, including, without limitation, due to operational challenges and significant competition .  Changes in laws or regulations, or a failure to comply with any laws or regulations, including any applicable financial industry regulation, could have a material adverse impact on us and our activities.  If we are considered a “shell company” by Nasdaq or another stock exchange on which we apply for listing, or by the SEC, we may be unable to list Pubco’s common shares on a stock exchange at the closing of the Business Combination and the Business Combination may not occur . Risk Factors 33

Risks Related to TLGY and the Proposed Business Combination  TLGY may not be able to obtained the required shareholder approval to consummate the proposed Business Combination.  TLGY’s sponsors, directors and officers have potential conflicts of interest in recommending that TLGY’s shareholders vote in favor of the proposed Business Combination.  TLGY’s sponsors, directors and officers have agreed to vote in favor of the proposed Business Combination, which will increase the likelihood that TLGY will receive the requisite shareholder approval for the proposed Business Combination and the transactions contemplated thereby regardless of how TLGY’s public shareholders vote .  The ability of TLGY’s public shareholders to exercise redemption rights with respect to a large number of public shares could delete TLGY’s trust account prior to the closing of the proposed Business Combination and thereby diminish the amount of capital Pubco has to accumulate ENA at closing .  Securities of companies formed through combinations with special purpose acquisition companies (“SPACs”) such as TLGY may experience a material decline in price relative to the share price prior to such combinations .  There is uncertainty about the ability of companies formed through combinations with SPACs whose securities are trading on the over - the - counter market, such as Pubco, to list on a national securities exchange at closing.  Holders of TLGY’s founder shares, including TLGY’s sponsors, directors and officers and any of their respective affiliates, may receive a positive return on such shares, even if TLGY’s public shareholders experience a negative return on their investment after the consummation of the proposed Business Combination .  TLGY may seek shareholder approval to extend the date by which it has to consummate an initial business combination past April 16 , 2026 . If TLGY does not seek, or does not obtain such shareholder approval, the proposed Business Combination may not be consummated and TLGY will cease all operations except for the purpose of winding up, dissolving and liquidating, in which case, its warrants would expire worthless . Further, third parties may bring claims against TLGY and, as a result, the proceeds held in the trust account could be reduced and the per share liquidation price received by the public shareholders could be reduced .  TLGY cannot assure you that its due diligence receive of Ethena or OpCo’s business has identified all material issues or risks associated with their respective business or the industry in which it operates . Additional information may later arise in connection with the preparation of the registration statement and proxy materials or after the consummation of the proposed Business Combination . If TLGY’s due diligence investigation was inadequate, then shareholders of Pubco could lose some or all of their investment .  TLGY’s shareholders will experience significant dilution as a consequence of the proposed Business Combination and related financings.  Because TLGY is incorporated under the laws of the Cayman Islands, in the event that the proposed Business Combination is not completed, TLGY shareholders may face difficulties in protecting their interests and their ability to protect their rights through U . S . federal courts may be limited .  If either TLGY or Pubco are deemed to be an investment company under the Investment Company Act of 1940 , as amended, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult to complete the proposed Business Combination or cause the parties to abandon their efforts to complete the proposed Business Combination . Risk Factors Continued 34

Risks Related to Pubco’s Securities Following the Consummation of the Proposed Business Combination  The parties will incur significant transaction costs in connection with the proposed Business Combination, which may exceed current estimates and expectations, and those costs will be paid using the proceeds from the proposed Business Combination and related financings, diminishing the amount of capital Pubco has to accumulate ENA at closing.  If, following the consummation of the proposed Business Combination, securities or industry analysts do not public or cease publishing research or reports about Pubco, its business, or its market, or if they change their recommendation regarding Pubco’s shares adversely, then the price and trading volume of Pubco’s shares could decline .  An active trading market for Pubco’s securities may not be available on a consistent basis to provide shareholders with adequate liquidity . The market price of Pubco shares could decline significantly and trading volume could decline significantly or become volatile following the consummation of the proposed Business Combination .  Because there are no current plans for Pubco to pay cash dividends for the foreseeable future, shareholders may not receive any return on investment unless shares are sold for a price greater than that which was initially paid .  The ability of TLGY’s public shareholders to exercise redemption rights with respect to a large number of TLGY’s outstanding public shares could increase the possibility that the proposed Business Combination would limit Pubco’s working capital, liquidity and public float following the consummation of the proposed Business Combination .  Shareholders will experience immediate and substantial dilution as a consequence of the issuance of shares and any other equity securities by Pubco in the proposed Business Combination and the financings related thereto . Additionally, future sales and issuance of shares and any other equity securities by Pubco, including pursuant to any equity incentive plan that Pubco may adopt, could result in additional dilution of the percentage ownership of Pubco’s shareholders and cause the market price of Pubco’s shares to decline even if the business is doing well .  If Pubco fails to establish and maintain effective internal controls, Pubco’s ability to produce accurate and timely financial statements could be impaired, which could harm Pubco’s operating results, investor’s perception of Pubco, and, as a result, the value of its shares. Further, Pubco’s internal controls and procedures may not prevent or detect all errors or acts of fraud.  Changes to, or application of different financial accounting standards (including PCAOB and GAAP standards) may result in changes to Pubco’s results of operations, which changes could be material.  Pubco’s reported operating results may fluctuate significantly or may fall below the expectations of investors or securities analysts, each of which may cause the market price of its securities to fluctuate or decline.  Following the consummation of the proposed Business Combination, Pubco may be an increased risk of securities class action litigation.  Pubco may be unable to obtain additional financing to fund its operations or growth.  There can be no assurance that Pubco will be able to meet the initial listing standards of Nasdaq, or following the closing of the proposed Business Combination, comply with the continued listing standards of Nasdaq .  The requirements of being a public company in the U.S., if the proposed Business Combination is completed, may strain Pubco’s resources and divert management’s attention, and the increases in legal, accounting and compliance expenses that will result from being a public company in the U.S. may be greater than anticipated. Risk Factors Continued 35